UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2005

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7700 France Avenue South, Suite 275
Edina, Minnesota 55435-5228

(Address of principal executive offices) (Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On May 10, 2005, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months ended March 31, 2005. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held May 11, 2005, to discuss Universal Hospital Services, Inc.’s announced earnings for the first quarter ended March 31, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release issued by Universal Hospital Services, Inc. on May 10, 2005

99.2	Slides presented during Universal Hospital Services, Inc. webcast of its first quarter 2005 earnings call made on May 11, 2005
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2005	UNIVERSAL HOSPITAL SERVICES, INC.

By: /s/ Rex T. Clevenger

Rex T. Clevenger
Senior Vice President and
Chief Financial Officer
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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Universal Hospital Services, Inc. on May 10, 2005

99.2	Slides presented during Universal Hospital Services, Inc.’s webcast of its first quarter 2005 earnings call made on May 11, 2005
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